Exhibit 99.1

FOR IMMEDIATE RELEASE

FACEBANK GROUP AND FUBOTV ANNOUNCE DEFINITIVE MERGER AGREEMENT - COMBINED COMPANY TO BE NAMED FUBOTV, INC.

-	Proposed merger creates leading digital entertainment company offering cord-cutters a premium viewing experience across a global distribution network

-	Combined company to be led by David Gandler, CEO of fuboTV

NEW YORK – MARCH 23, 2020 – FaceBank Group, Inc. (OTCQB: FBNK), a leading celebrity and sports focused virtual entertainment company, and fuboTV Inc., a leading live TV streaming platform, today announced that the companies have entered into a definitive merger agreement.

Immediately following the closing of the merger, fuboTV will become a wholly-owned subsidiary of FaceBank, and FaceBank will be renamed fuboTV Inc. The combined company is expected to be headquartered in New York and led by fuboTV CEO David Gandler as CEO. Additional announcements regarding the combined company’s management structure and the Board of Directors will be forthcoming.

The proposed merger is expected to create a leading digital entertainment company, combining fuboTV’s direct-to-consumer live TV streaming platform for cord-cutters with FaceBank’s technology-driven IP in sports, movies and live performances. This combination will create a content delivery platform for traditional and future-form IP. fuboTV plans to leverage FaceBank’s IP sharing relationships with leading celebrities and other digital technologies to enhance its sports and entertainment offerings.

The companies also believe the merger will position fuboTV to continue its global expansion with FaceBank’s Nexway AG, a global ecommerce and payment platform with a business presence in 180 countries, accepting payments in roughly 140 currencies. fuboTV was the first virtual MVPD to commit to global expansion and in 2018 entered Europe with its launch in Spain.

Commented Gandler, Chief Executive Officer of fuboTV: “The business combination of FaceBank Group and fuboTV accelerates our ability to build a category defining company and supports our goal to provide consumers with a technology-driven cable TV replacement service for the whole family. With our growing businesses in the U.S., and recent beta launches in Canada and Europe, fuboTV is well-positioned to achieve its goal of becoming a world-leading live TV streaming platform for premium sports, news and entertainment content. In the current COVID-19 environment, stay-at-home stocks make perfect sense - we plan to accelerate our timing to uplist to a major exchange as soon as practicable. We look forward to working with John and his team of creative visionaries.”

FaceBank founders John Textor and Alex Bafer commented: “As a tech-driven IP company, FaceBank was looking to find the perfect delivery platform for its celebrity and consumer driven content, with a dynamic user interface that could support the global consumers’ rapidly evolving practices of content consumption. David and his team have a clear vision of the future and fuboTV’s technology is second to none among the disruptor class of content delivery – a perfect match for FaceBank Group.”

Since its founding in 2015 as a soccer streaming service, fuboTV has evolved into a live TV streaming platform with more top Nielsen-ranked sports, news and entertainment channels for cord-cutters than any other live platform. Continually innovating to give subscribers a premium viewing experience they can’t find with cable TV, fuboTV is regularly first-to-market with new product features and is the only virtual MVPD to stream in 4K.

The Boards of Directors of both companies and the major stockholders of fuboTV have approved the transaction, which is anticipated to close during the first quarter of 2020, subject to the satisfaction of certain closing conditions.

fuboTV is being advised by Wilson Sonsini Goodrich & Rosati P.C. as legal counsel. FaceBank is being advised by Loeb & Loeb LLP and Anthony L.G., PLLC, as legal counsel, IndexAtlas AG as M&A advisor, and Axxcess Capital as financial advisor.

Additional Information and Where to Find It

More information is available at www.sec.gov under FaceBank Group, Inc.’s filings.

About FaceBank Group, Inc.

FaceBank Group, Inc. (OTCQB: FBNK) is a globally recognized developer of hyper-realistic digital humans. The company is focused on the development, protection and activation of the personal digital likeness assets of celebrities and consumers, for use in artificial intelligence, entertainment, personal productivity and social networking. The company is based in Jupiter, Florida and New York, New York.

About fuboTV

fuboTV Inc. is the live TV streaming platform with more top Nielsen-ranked sports, news and entertainment channels for cord-cutters than any other live platform.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of FaceBank Group, Inc. (“FaceBank”) that involve substantial risks and uncertainties. All statements contained in this press release are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about FaceBank’s future financial performance, the impact of management changes, any proposed organizational restructuring, results of operations, cash position, ability to satisfy the conditions to draw down on the proposed $100 million credit facility to fund operations and the sufficiency of capital resources to fund its ongoing operating requirements; statements about FaceBank’s expectations regarding the capitalization, resources and ownership structure of the combined company; statements about the potential benefits of the transaction; the expected completion and timing of the transaction and other information relating to the transaction; statements about the uplisting of the combined company to a national exchange; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that FaceBank makes due to a number of important factors, including (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect FaceBank’s business and the price of the common stock of FaceBank, (ii) the failure to satisfy of the conditions to the consummation of the transaction, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) risks related to the ability to realize the anticipated benefits of the transaction, including the risk that the businesses will not be integrated successfully, (v) the effect of the announcement or pendency of the transaction on FaceBank’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to the combined entity’s ability to uplist to a national securities exchange, (viii) risks related to the combined entity’s access to existing capital and fundraising prospects to fund its ongoing operations, (ix) risks related to diverting management’s attention from FaceBank’s ongoing business operations, (x) other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, and (xi) the outcome of any legal proceedings that may be instituted against FaceBank related to the merger agreement or the transaction. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in “Risk Factors” and elsewhere in FaceBank’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and other reports filed with the SEC. The forward-looking statements in this press release represent FaceBank’s views as of the date of this press release. FaceBank anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing FaceBank’s views as of any date subsequent to the date of this press release.

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Investor and Media Contacts:

Media Contact for fuboTV:

Jennifer L. Press fuboTV

jpress@fubo.tv

212-672-0081

Investor Contact for FaceBank:

Brinlea Johnson, The Blueshirt Group

brinlea@blueshirtgroup.com

415-269-2645

Media Contact for FaceBank:

Jeff Fox, The Blueshirt Group

jeff@blueshirtgroup.com

415-828-8298